Exhibit 10.1

Execution Version

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”) is made as of the 10th day of January, 2020, by and between Flotek Industries, Inc., a Delaware corporation (the “Company”), and John W. Gibson, Jr. (the “Purchaser”).

WHEREAS, pursuant to Section 3(f) of the Employment Agreement, dated effective as of December 22, 2019, by and between the Company and the Purchaser (the “Employment Agreement”), the Purchaser has the right to purchase from the Company during the 90 day period following December 22, 2019, up to the lesser of: (i) 0.99% of the number of shares of Company common stock, par value $0.0001 per share (the “Common Stock”), outstanding immediately before such issuance, and (ii) $500,000 of Common Stock, in each case, at the then current market price of the Common Stock on the date or dates of purchase, as determined by the Compensation Committee of the Board of Directors of the Company (the “Board”); and

WHEREAS, the Purchaser desires to partially exercise such right and purchase an aggregate of 200,000 shares of Common Stock (the “Securities”).

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

1.    Agreement to Sell and Purchase the Securities. At the Closing (as defined in Section 2), the Company will issue and sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the Securities at a price of $1.69 per share of Common Stock.

2.    Delivery of the Securities at the Closing; Termination.

2.1    Closing. Subject to satisfaction or waiver of the conditions set forth herein, the completion of the purchase and sale of the Securities (the “Closing”) shall occur at the offices of Hunton Andrews Kurth LLP, 600 Travis, Suite 4200, Houston, Texas 77002, on the date hereof (the “Closing Date”).

2.2    Closing Deliveries. At the Closing, the Purchaser shall deliver, in immediately available funds, the full amount of the purchase price for the Securities being purchased by him hereunder by wire transfer to an account designated by the Company. Upon receipt thereof, the Company shall promptly, and in any event within three (3) business days, deliver to the Purchaser certificates or book entry shares registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the Securities and bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof and Rule 506 promulgated thereunder.

2.3    Conditions to the Company’s Obligations. The Company’s obligation to complete the purchase and sale of the Securities and deliver such certificates or book entry shares to the Purchaser at the Closing shall be subject to the following conditions, either of which may be waived in writing by the Company:

(a)    receipt by the Company of same-day funds in the full amount of the purchase price for the Securities; and

(b)    the accuracy of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing.

2.4    Conditions to the Purchaser’s Obligations. The Purchaser’s obligation to purchase and to pay for the Securities evidenced thereby shall be subject to the following conditions, any one or more of which may be waived in writing by the Purchaser:

(a)    each of the representations and warranties of the Company made herein shall be accurate in all material respects as of the Closing Date;

(b)    there shall have been no suspensions in the trading of the Common Stock as of the Closing Date;

(c)    the Common Stock shall continue to be listed on The New York Stock Exchange (the “NYSE”) as of the Closing Date, and the Securities shall be approved for listing on the NYSE as of the Closing Date, subject to official notice of issuance; and

(d)    the fulfillment in all material respects of the undertakings of the Company to be fulfilled prior to the Closing.

3.    Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

3.1    Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company is qualified to transact business as a foreign corporation in each jurisdiction in which qualification is required, except where the failure to so qualify would neither have nor reasonably be expected to have a Material Adverse Effect. For the purposes of this Agreement, the term “Material Adverse Effect” shall mean any material adverse effect on the business, properties, assets, operations, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations hereunder.

3.2    Reporting Company; Form S-3 Reoffer Prospectus. The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act) and is eligible to register the resale of the Securities by the Purchaser on a registration statement on Form S-3 under the Securities Act. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all reports required thereby during the past 12 calendar months. Provided that the Purchaser is not deemed to be an underwriter with respect to any shares of Common Stock and, to the Company’s knowledge, there exist no facts or circumstances (including any required approvals or waivers) that reasonably could be expected to prohibit the preparation and filing of the Registration Statement (as defined below).

3.3    Issuance, Sale and Delivery of the Securities. The Securities, upon sale and issuance in accordance with the terms of this Agreement (including when delivered against the payment by the Purchaser of the purchase price therefor), will be duly authorized, validly issued, fully paid and non-assessable. No preemptive rights or other rights to subscribe for or purchase any Securities exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement that have not been waived or complied with. No further approval or authority of the Company’s stockholders or the Board will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

3.4    Due Execution, Delivery and Performance of this Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and judicial decisions of general application relating to or affecting the enforcement of creditors’ rights generally and the application of general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including indemnification provisions set forth in Section 7 of this Agreement, may be limited by federal or state securities law or the public policy underlying such laws.

3.5    Listing Compliance. The transaction contemplated by this Agreement will not contravene the rules and regulations of the NYSE. The Company will (i) comply with all requirements of the NYSE with respect to the issuance of the Securities, and (ii) cause the Securities to be listed on the NYSE on or before (subject to official notice of issuance) the Closing Date.

4.    Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Company that:

4.1    Experience. (i) The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and comparable entities, and the Purchaser has undertaken an independent analysis of the merits and the risks of an investment in the Securities, based on the Purchaser’s own financial circumstances; (ii) the Purchaser has had the opportunity to request, receive, review and consider all information he deems relevant in making an informed decision to purchase the Securities and to ask questions of, and receive answers from, the Company concerning such information; (iii) the Purchaser is acquiring the Securities in the ordinary course and for his own account and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (iv) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities, nor will the Purchaser engage in any short sale that results in a disposition of any of the Securities by the Purchaser, except in compliance with the Securities Act and the rules and regulations thereunder (the “Rules and Regulations”) and any applicable state securities laws as currently interpreted on the date hereof;

(v) the Purchaser has, in connection with his decision to purchase the Securities, relied solely upon the representations and warranties of the Company contained herein, and, in making a decision to purchase the Securities, the Purchaser has not received or relied on any other communication or any investment advice or recommendation from Company or its representatives; and (vi) the Purchaser is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

4.2    Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to him in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

4.3    Investment Decision. The Purchaser understands that nothing in the Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in his sole discretion, has deemed necessary or appropriate in connection with his purchase of the Securities.

4.4    Risk of Loss. The Purchaser understands that his investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Securities. The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Securities.

4.5    Legend.

(a)    Securities Legends. The Purchaser understands that the Securities will bear a restrictive legend in substantially the form set out in Section 4.5(b) until such time as such securities may be sold pursuant to Rule 144 without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act.

(b)    Legend.

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A

TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS OR THE COMPANY HAS RECEIVED FROM THE HOLDER REASONABLE ASSURANCE THAT THE SHARES CAN BE SOLD, ASSIGNED OR TRANSFERRED PURSUANT TO RULE 144 UNDER THE SECURITIES ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

5.    Survival of Agreements, Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all representations, warranties, covenants and agreements made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.

6.    Registration of Resales; Further Covenants.

6.1    Registration Statement. The Company shall register the Purchaser’s resale of the Securities under a reoffer prospectus (the “Prospectus”) to be prepared in accordance with the requirements of Part I of Form S-3 and included in the next Registration Statement on Form S-8 filed by the Company following the Closing Date (the “Registration Statement”).

6.2    Transfer of Securities. The Purchaser agrees that he will not effect any disposition of the Securities or his right to purchase the Securities that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except pursuant to the Registration Statement, in accordance with Rule 144 under the Securities Act or as otherwise permitted by law, and that he will promptly notify the Company of any changes in the information set forth in the Registration Statement.

6.3    Information Available. The Company, upon the reasonable request of the Purchaser, shall make available for inspection by each Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Purchaser or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with the Registration Statement.

7.    Indemnification.

7.1    By the Company. The Company agrees to indemnify and hold harmless the Purchaser against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser may become subject, under the Securities Act, the Exchange Act or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, financial statements and schedules, and all other documents filed or incorporated by reference as a part thereof, as amended at the times of effectiveness of the Registration Statement, or that arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, (B) the failure of the Purchaser to comply with the covenants and agreements contained herein or (C) the inaccuracy of any representation or warranty made by the Purchaser herein; (b) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby; (c) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby; or (d) any cause of action, suit or claim brought or made against the Purchaser by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting (A) from the execution, delivery, performance or enforcement of this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (B) from any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or (C) solely from the status of such Purchaser or holder of the Securities as an investor in the Company, and the Company will promptly reimburse the Purchaser for reasonable legal and other expenses as such expenses are reasonably incurred by the Purchaser in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

7.2    By the Purchaser. The Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Control Person”), against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or Control Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of the Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (a) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or that arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein; (b) any misrepresentation or breach of any representation or warranty made by the Purchaser in this Agreement or any other certificate, instrument or document contemplated hereby; and (c) any breach of any covenant, agreement or obligation of the Purchaser contained in this Agreement or any other certificate, instrument or document contemplated hereby; and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement and each such Control Person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or Control Person, as the case may be, in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Purchaser’s aggregate liability under this Section 7 shall not exceed the amount of aggregate net proceeds received by the Purchaser on the sale of the Securities pursuant to the Registration Statement and the Securities through such other means as is effected.

7.3    Procedures. Promptly after receipt by an indemnified party under this Section 7 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (a) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (b) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided, however, that such consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding.

7.4    Contribution.

(a)    If the indemnification provided for in this Section 7 is required by its terms, but is, for any reason, held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under Section 7.1, Section 7.2 or Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the private placement of the Securities hereunder or (ii) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above, but also the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in any of this Agreement and the Registration Statement, as the case may be, that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

(b)    The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company for the Securities (but only with respect to the Securities that were sold by the Purchaser) (the “Purchaser Payments”) bears to the difference (the “Difference”) between the Purchaser Payments and the amount received by the Purchaser from such sales. The relative fault of the Company on the one hand and the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(c)    The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification.

(d)    The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined solely by pro rata allocation (if the Purchaser were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7.4. Notwithstanding the provisions of this Section 7.4, the Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7.4, the Purchaser shall not be required to contribute any amount in excess of the amount of net proceeds received by such Purchaser from the sale of the Securities, less any other payments made by such Purchaser pursuant to this Section 7.

(e)    No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

8.    No Brokers or Finders. Each of the parties hereto represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation from the other party hereto in connection with the sale of the Securities to the Purchaser.

9.    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

Flotek Industries, Inc.

10603 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77064

Attention: Chief Financial Officer

Facsimile: (281) 605-5554

with a copy (which shall not constitute notice) to:

Hunton Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas 77002

Attention: W. Mark Young

E-mail: markyoung@huntonak.com

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

if to the Purchaser, to:

John W. Gibson, Jr.

10603 W. Sam Houston Parkway N., Suite 300

Houston, Texas 77064

10.    Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

11.    Construction. In this Agreement, unless a clear contrary intention appears, (a) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section or other subdivision, (b) reference to any section means such section hereof, (c) the word “including” (and with correlative meaning “include”) means including, without limiting the generality of any description preceding such term and (d) where any provision of this Agreement refers to action to be taken by either party, or that such party is prohibited from taking an action, such provision shall be applicable whether such action is taken directly or indirectly by such party.

12.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14.    Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of Texas without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Texas to the rights and duties of the parties.

15.    Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

16.    Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

17.    Fees and Expenses. Each of the Company and the Purchaser shall pay its respective attorney’s fees related to entry into this Agreement. Except as otherwise set forth herein, the Company shall pay all fees and expenses related to the transactions contemplated by this Agreement.

18.    Parties. This Agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and to the extent provided in Section 7, any Person controlling the Company, the officers and directors of the Company, and their respective executors, administrators, successors and assigns, and, subject to the provisions of Section 7, no other Person shall acquire or have any right under or by virtue of this Agreement. The term “successor and assigns” shall not include any subsequent purchaser, as such purchaser, of the Securities sold to the Purchaser pursuant to this Agreement.

19.    Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

(Signature page follows)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY:

FLOTEK INDUSTRIES, INC.

By:	/s/Elizabeth T. Wilkinson
Name:	Elizabeth T. Wilkinson
Title:	Chief Financial Officer

PURCHASER:

/s/John W. Gibson, Jr.
John W. Gibson, Jr.

Purchase Agreement (John W. Gibson, Jr.)